SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                   FORM 8-K
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-32143



                         Date of Report: May 27, 2005


                        INCODE TECHNOLOGIES CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


               Nevada                                 33-0895699
   --------------------------------------------------------------------
   (State of other jurisdiction of                 (IRS Employer
    incorporation or organization                   Identification No.)


   111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey    07856
   --------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


                              (973) 398-8183
           --------------------------------------------------
           (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 27, 2005, Incode Technologies closed on its acquisition of Warnecke Design Service, Inc., and Warnecke Rentals, L.L.C. Inseq Steel Corporation, a wholly owned subsidiary of Incode Technologies, acquired 100% of the capital stock and membership units, respectively, of each company in return for $50,000 in cash, a $350,000 convertible demand note, and a $1,500,000 convertible term note, which will have a term of 36 months and bear interest at prime rate plus one point. The Agreement requires that the proceeds of the latter note be used to pay off Warnecke's existing debt.


Item 9.01  Financial Statements and Exhibits

Exhibits:

     99.1    Press Release dated May 31, 2005.

     Financial Statements:

     - Financial Statements of Warnecke Design Service, Inc. and Warnecke Rentals, L.L.C. - to be filed by amendment.
     - Pro forma financial statements of Incode Technologies Corp - to be filed by amendment

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INCODE TECHNOLOGIES CORPORATION

                                    By: /S/ James Grainer
                                    --------------------------------------
                                    JAMES GRAINER
                                    President and Chief Executive Officer
Date: May 31, 2005